Exhibit 10.15

BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT

This BILL OF SALE & ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption”) is made as of March 1, 2004 by and among Charter Communications VI, LLC, a limited liability company, The Helicon Group, L.P., a limited partnership, Interlink Communications Partners, LLC, a limited liability company, and Charter Communications, LLC, a limited liability company, each organized under the laws of the State of Delaware, and Falcon Telecable, a limited partnership organized under the laws of the State of California (collectively, the “Assignors” and each individually, an “Assignor”), and Atlantic Broadband Finance, LLC, a limited liability company organized under the laws of the State of Delaware (“Assignee”).

RECITAL

This Assignment and Assumption is entered into in connection with that certain Asset Purchase Agreement, dated as of September 3, 2003, as amended October 31, 2003, December 3, 2003 and February 27, 2004 (as amended, the “Purchase Agreement”) by and among Assignors, Hornell Television Service, Inc., Charter Communications Holdings, LLC and Assignee, pursuant to which on the Closing Date, Assignors will transfer all right, title and interest in and to the Purchased Assets (as hereinafter defined) to Assignee. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing promises, the transactions contemplated by the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignors and Assignee agree as set forth below.

Section 1. Transfer of Purchased Assets. Pursuant to the terms of the Purchase Agreement, each Assignor does hereby sell, assign, transfer, convey and deliver to Assignee and Assignee does hereby accept from each Assignor, all right, title and interest of each Assignor in the Purchased Assets, free and clear of all Encumbrances other than Permitted Encumbrances, but subject to the Required Consents that have not been obtained as of the Closing Date as set forth in Schedule 1 attached hereto to the extent they relate to the Purchase Assets. As used in this Assignment and Assumption, the term “Purchased Assets” means all of the Assets other than the (a) LLC Assets, and (b) Retained Consent Franchises; provided, however, that the Purchased Assets shall not include any of the Excluded Assets.

Section 2. Assumption of Assumed Liabilities. Subject to the terms, provisions and conditions contained in the Purchase Agreement, Assignee hereby assumes and agrees to pay, discharge and perform, on and after the Closing Date: (a) the liabilities and obligations under those agreements set forth on Schedule 2 attached hereto which relate to the Purchased Assets to the extent accruing and relating to the period from and after the Closing Date, and (b) all Assumed Liabilities other than (i) the LLC Assumed Liabilities, (ii) liabilities and obligations under any Retained Consent Franchises, and (ii) the Retained Liabilities.

Section 3. Agreement. This Assignment and Assumption is subject to and controlled by the terms of the Purchase Agreement, including all of the representations, warranties, covenants and agreements set forth in the Purchase Agreement. Nothing contained herein shall be deemed to alter, modify, expand or diminish the terms and provision set forth in the Purchase Agreement, including the representations, warranties and covenants of the parties contained therein.

Section 4. Further Assurances. Assignors and Assignee shall execute and deliver from time to time hereafter, upon reasonable request of the other party, all such further documents and instruments, and shall do and perform all such acts as may be necessary or reasonably requested by the other party, to give full effect to the intent and meaning of this Assignment and Assumption.

Section 5. Miscellaneous

5.1 Governing Law. This Assignment and Assumption shall be governed by the laws of the State of Delaware without regard to the conflicts of laws or rules of any other jurisdiction.

5.2 Counterparts. This Assignment and Assumption may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart. Each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption effective as of the date first written above.

Assignors:

CHARTER COMMUNICATIONS VI, LLC,
a Delaware limited liability company

By: /S/ DEREK CHANG
Name: Derek Chang
Title: Executive Vice President

THE HELICON GROUP, L.P.,
a Delaware limited partnership

By: /S/ DEREK CHANG
Name: Derek Chang
Title: Executive Vice President

INTERLINK COMMUNICATIONS PARTNERS, LLC, a Delaware limited liability company

By: /S/ DEREK CHANG
Name: Derek Chang
Title: Executive Vice President

CHARTER COMMUNICATIONS, LLC,
a Delaware limited liability company

By: /S/ DEREK CHANG
Name: Derek Chang
Title: Executive Vice President

FALCON TELECABLE,
a California limited partnership

By: /S/ DEREK CHANG
Name: Derek Chang
Title: Executive Vice President

Assignee:

ATLANTIC BROADBAND FINANCE, LLC,
a Delaware limited liability company

By: /S/ PATRICK BRATTON
Name: Patrick Bratton
Title: Chief Financial Officer

Schedule 1

(see attached)

Schedule 2

1.	Agreement, dated December 21, 1985, between Delmarva Power & Light Company and Triat CATV (St. Michaels, MD). Consent required for assignment.

2.	Agreement, dated December 4, 1984, between Conowingo Power company and Del-Mar Cablevision Assoc., L.P. (Chesapeake City, MD). Consent required for assignment.

3.	CATV Pole Lease Agreement, dated December 19, 1988, between GTE South Incorporated and TCI of West Virginia, Inc. (Frontier) Consent required for assignment.

4.	License Agreement for Pole Attachments and/or Conduit Occupancy in West Virginia dated May 12, 1999 between Bell Atlantic-West Virginia, Inc. and Helicon Partners I, L.P. (Verizon West Virginia) Consent required for assignment.

5.	License Agreement for Pole Attachments and/or Conduit Occupancy in West Virginia dated April 1, 1988 between Bell Atlantic-West Virginia, Inc. and CMA Cablevision Associates VII, L.P. (Kaiser-Piedmont; Verizon West Virginia) Consent required for assignment.

6.	Agreement, dated September 15, 1993, between Pennsylvania Electric Company and The Helicon Group, L.P. (Clarion County, PA) Consent required for assignment.

7.	Agreement, dated October 7, 1983, between Delmarva Power & Light Company and Simmons Communications of De —MD, (Chestertown & surrounding area of Kent & Queen Ann’s Counties, MD); Consent required for assignment.

8.	Agreement, dated November 17, 2000, between Norfolk Southern Railway Company and Hornell Television Service, Inc. d/b/a Charter Communications (144’ east of Bridge No. 411.86). Consent required for assignment.

9.	Agreement, dated November 17, 2000, between Norfolk Southern Railway Company and Hornell Television Service, Inc. d/b/a Charter Communications (2071’ east of Milepost 2). Consent required for assignment.

10.	Railway Crossing Agreement between Charter Communications, LLC and CSX Transportation, Inc. dated October 24, 1988 (Howard, FL). Consent required for assignment. Consent required for assignment.

11.	Railway Crossing Agreement between Florida East Coast Railway and Charter Communications for 3 crossings at MP 354 (NE 172 Miami), MP 7(W 8th Hialeah), MP 15 (SW 44 St Miami). Consent required for assignment.

12.	Wireline Crossing Agreement dated October 22, 2001 between CSX Transportation, Inc. and Interlink Communications Partners, LLC d/b/a Charter Communications. Consent required for assignment.

13.	Agreement dated March 25, 1993 between South Branch Valley Railroad and Cable Equities of the Virginias, LTD. Consent required for assignment. (West Virginia Rail Authority).

14.	Agreement dated March 25, 1993 between South Branch Valley Railroad and Cable Equities of the Virginias, LTD. Consent required for assignment. (West Virginia Rail Authority).

15.	Agreement dated March 25, 1993 between South Branch Valley Railroad and Cable Equities of the Virginias, LTD. Consent required for assignment. (West Virginia Rail Authority).

16.	Wireline Crossing Agreement dated October 22, 2001 between CSX Transportation, Inc. and Interlink Communications Partners, LLC d/b/a Charter Communications. Consent required for assignment.

17.	Wireline Crossing Agreement dated July 17, 1980 between CSX Transportation, Inc. and Interlink Communications Partners, LLC d/b/a Charter Communications (WM L60585; North Branch, MD). Consent required for assignment./

18.	Agreement dated November 3, 2003 between Norfolk Southern Railway Company and Charter Communications VI, LLC (Milepost JK-6.64). Consent required for assignment.

19.	Facilities Agreement dated April 25, 1997, between the New York & Lake Erie Railroad and TWFanch-one Co. (Little Valley, NY near MP 420.3; now with Cattaraugus Local Development Corp.).

20.	License Agreement for Wire, Pipe and Cable Transverse Crossings and Longitudinal Occupations dated May 25, 1978 between Consolidated Rail Corporation and Warner Cable Corp. Consent Required for assignment. (Valuation Station 405+234 in Clearfield County, PA; now held by R. J. Corman Railroad).

21.	License Agreement for Wire, Pipe and Cable Transverse Crossings and Longitudinal Occupations dated September 22, 1977 between Consolidated Rail Corporation and Warner Cable of Bradford. Consent Required for assignment. (Valuation Station 778+73 in Bradford, McKean County, PA; now held by Minard Run Oil Company).

22.	Agreement dated March 4, 1982 between National Railroad Passenger Corporation and Penn Communications, Inc. Expires February 14, 2082. Consent required for assignment. (Amtrak).

23.	Video Programming Service Agreement, dated September 1, 1998, between Rifkin / Narragansett South Florida CATV Limited Partnership d/b/a Cablevision Communications and Byhall Limited Partnership.

24.	Commercial Cable Television Service Agreement dated January 1, 1998, between TWFanch-One Co. d/b/a Cablecomm and Holiday Inn Express.

25.	Private Property Removal Contract, dated October 1, 2003, between Brat Towing & Recovery, Inc. and Charter Communications.

26.	Channel Lease Agreement, dated September 1, 2003, between Charter Communications VI, LLC and Commercial Video Services, Inc.

27.	Master Agreement dated May 19, 2002 between Charter Communications Holding Company, LLC and AM-Nex-Link Communications.

28.	Master Agreement dated December 18, 2002 between Charter Communications Holding Company, LLC and Unitec Communications, Inc.

29.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Bovard, Inc.

30.	Commercial Service Agreement, dated August 25, 2003 between Charter Communications VI, LLC and U.S. Air Force Recruiting Office.

31.	Commercial Service Agreement, dated August 14, 2003 between Charter Communications VI, LLC and Electric Motor & Supply, Inc.

32.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Robert Stewart Consulting.

33.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Hollidaysburg Manor Apartments.

34.	Commercial Service Agreement, dated August 20, 2003 between Charter Communications VI, LLC and Wolf Furniture, Inc.

35.	Commercial Service Agreement, dated August 28, 2003 between Charter Communications VI, LLC and Praise Fellowship.

36.	Commercial Service Agreement, dated July 12, 2003 between Charter Communications VI, LLC and Brian Dowling, DPM.

37.	Commercial Service Agreement, dated July 18, 2003 between Charter Communications VI, LLC and Fayette Podiatry Associates, Inc.

38.	Commercial Service Agreement, dated July 10, 2003 between Charter Communications VI, LLC and GAP Pre-Owned Plus, Inc.

39.	Commercial Service Agreement, dated August 29, 2003 between Charter Communications VI, LLC and Nulton Diagnostics.

40.	Commercial Service Agreement, dated August 29, 2003 between Charter Communications VI, LLC and Pennsylvania Department of Transportation, Emergency Operations Center.

41.	Commercial Service Agreement, dated July 12, 2003 between Charter Communications VI, LLC and Tri-State Management.

42.	Commercial Service Agreement, dated August 15, 2003 between Charter Communications VI, LLC and Advanced Regional Center for Ankle and Foot Care.

43.	Commercial Service Agreement, dated August 8, 2003 between Charter Communications VI, LLC and Aventis Pharma.

44.	Commercial Service Agreement, dated August 4, 2003 between Charter Communications VI, LLC and Blair Animal Hospital.

45.	Commercial Service Agreement, dated August 14, 2003 between Charter Communications VI, LLC and Boyer Refrigeration Warehouse, Inc.

46.	Commercial Service Agreement, dated August 13, 2003 between Charter Communications VI, LLC and CED Mosebach Electric Supply.

47.	Commercial Service Agreement, dated August 1, 2003 between Charter Communications VI, LLC and Billmerd, LLC d.b.a. Curves for Women.

48.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Hanks Pharmacy.

49.	Commercial Service Agreement, dated August 8, 2003 between Charter Communications VI, LLC and Hollidaysburg Catholic School.

50.	Commercial Service Agreement, dated July 1, 2003 between Charter Communications VI, LLC and Hubler Brothers, Inc.

51.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Ortho-McNeil Pharmaceutical, Inc.

52.	Commercial Service Agreement, dated July 31, 2003 between Charter Communications VI, LLC and PolyMed Services, Inc.

53.	Commercial Service Agreement, dated August 14, 2003 between Charter Communications VI, LLC and Setz of Style.

54.	Commercial Service Agreement, dated August 17, 2003 between Charter Communications VI, LLC and Super User Technologies.

55.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Sutter & Associates Inc.

56.	Commercial Service Agreement, dated August 14, 2003 between Charter Communications VI, LLC and United Video Center.

57.	Commercial Service Agreement, dated August 20, 2003 between Charter Communications VI, LLC and WQYX/WCPA Radio.

58.	Commercial Service Agreement, dated August 14, 2003 between Charter Communications VI, LLC and Dotts Motors Inc.

59.	Commercial Service Agreement, dated August 11, 2003 between Charter Communications VI, LLC and Kim C. Kesner, Esq.

60.	Commercial Service Agreement, dated August 27, 2003 between Charter Communications VI, LLC and Make A Wish Foundation.

61.	Commercial Service Agreement, dated August 20, 2003 between Charter Communications VI, LLC and Altoona PA FM Group.

62.	Commercial Service Agreement, dated July 30, 2003 between Charter Communications VI, LLC and Lansberry Trucking, Inc.

63.	Commercial Service Agreement, dated August 25, 2003 between Charter Communications VI, LLC and Kentucky Fried Chicken.

64.	Commercial Service Agreement, dated August 25, 2003 between Charter Communications VI, LLC and Curwensville School District.

65.	Commercial Service Agreement, dated August 28, 2003 between Charter Communications VI, LLC and Curwensville Florist.

66.	Commercial Service Agreement, dated July 1, 2003 between Charter Communications VI, LLC and Butler Chevrolet Inc.

67.	Commercial Service Agreement, dated July 1, 2003 between Charter Communications VI, LLC and St. Joseph Motor Lines Inc.

68.	Commercial Service Agreement, dated June 20, 2003 between Charter Communications VI, LLC and Area Transportation Authority.

69.	Commercial Service Agreement, dated June 13, 2003 between Charter Communications VI, LLC and Sundahl and Company Insurance.

70.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and R&W Truck Service.

71.	Commercial Service Agreement, dated July 23, 2003 between Charter Communications VI, LLC and Peterson-Blick Funeral Home.

72.	Commercial Service Agreement, dated May 12, 2003 between Charter Communications VI, LLC and Orthopedic Surgeons.

73.	Commercial Service Agreement, dated June 16, 2003 between Charter Communications VI, LLC and Community Resources for Independence, Inc.

74.	Commercial Service Agreement, dated April 28, 2003 between Charter Communications VI, LLC and CTI Physical Therapy.

75.	Commercial Service Agreement, dated May 7, 2003 between Charter Communications VI, LLC and Brenda Gibson Notary Service.

76.	Commercial Service Agreement, dated July 22, 2003 between Charter Communications VI, LLC and Allegheny Tool.

77.	Commercial Service Agreement, dated July 3, 2003 between Charter Communications VI, LLC and Bradford Regional Medical Center.

78.	Commercial Service Agreement, dated July 3, 2003 between Charter Communications VI, LLC and Bradford Regional Medical Center.

79.	Commercial Service Agreement, dated July 18, 2003 between Charter Communications VI, LLC and Internal Medical Associates of Warren, Inc.

80.	Commercial Service Agreement, dated August 1, 2003 between Charter Communications VI, LLC and St. Bernard School.

81.	Commercial Service Agreement, dated August 1, 2003 between Charter Communications VI, LLC and Conrad Wholesale.

82.	Commercial Service Agreement, dated August 5, 2003 between Charter Communications VI, LLC and Atty. John Kuzmiak.

83.	Commercial Service Agreement, dated July 9, 2003 between Charter Communications VI, LLC and Bradford Auto Resale.

84.	Commercial Service Agreement, dated August 13, 2003 between Charter Communications VI, LLC and Model T Inn.

85.	Commercial Service Agreement, dated July 17, 2003 between Charter Communications VI, LLC and New Dimensions Dentistry.

86.	Commercial Service Agreement, dated August 18, 2003 between Charter Communications VI, LLC and Strouse Business Products.

87.	Commercial Service Agreement, dated May 28, 2003 between Charter Communications VI, LLC and Thurby Lincoln Mercury.

88.	Commercial Service Agreement, dated May 27, 2003 between Charter Communications VI, LLC and Morgan Sign, Inc.

89.	Commercial Service Agreement, dated June 9, 2003 between Charter Communications VI, LLC and Edenfield Stages, Inc.

90.	Commercial Service Agreement, dated June 2, 2003 between Charter Communications VI, LLC and Preston County Senior Citizens, Inc.

91.	Commercial Service Agreement, dated May 28, 2003 between Charter Communications VI, LLC and Ayers Physical Therapy.

92.	Commercial Service Agreement, dated March 24, 2003 between Charter Communications VI, LLC and William T. Grimm and Associates.

93.	Commercial Service Agreement, dated June 5, 2003 between Charter Communications VI, LLC and Kemps Foods, LLC.

94.	Commercial Service Agreement, dated June 11, 2003 between Charter Communications VI, LLC and Froehlich Chiropractic, Inc.

95.	Commercial Service Agreement, dated April 15, 2003 between Charter Communications VI, LLC and IA Construction Corporation.

96.	Commercial Service Agreement, dated April 14, 2003 between Charter Communications VI, LLC and Queen City Motors.

97.	Commercial Service Agreement, dated April 28, 2003 between Charter Communications VI, LLC and Everhart, Brown and Snyder.

98.	Commercial Service Agreement, dated April 28, 2003 between Charter Communications VI, LLC and DRSBizweb.

99.	Commercial Service Agreement, dated March 27, 2003 between Charter Communications VI, LLC and Uniontown YMCA.

100.	Commercial Service Agreement, dated April 2, 2003 between Charter Communications VI, LLC and Protection Services.

101.	Commercial Service Agreement, dated July 2, 2003 between Charter Communications VI, LLC and Evergreen Elm.

102.	Commercial Service Agreement, dated June 4, 2003 between Charter Communications VI, LLC and Alcohol and Drug Abuse Services, Inc.

103.	Commercial Service Agreement, dated June 16, 2003 between Charter Communications VI, LLC and WESB.

104.	Commercial Service Agreement, dated July 2, 2003 between Charter Communications VI, LLC and The Praise and Worship Center.

105.	Commercial Service Agreement, dated May 16, 2003 between Charter Communications VI, LLC and Bradford Housing Authority.

106.	Commercial Service Agreement, dated June 5, 2003 between Charter Communications VI, LLC and BCPac.

107.	Commercial Service Agreement, dated January 13, 2003 between Charter Communications VI, LLC and Uni-Mart.

108.	Commercial Service Agreement, dated January 13, 2003 between Charter Communications VI, LLC and Uni-Mart.

109.	Bulk Billing Agreement for Cable Service between Interlink Communications Partners, LLC DBA Charter Communications and Trump Palace Condominium Association, Inc.

110.	Cable Service Bulk Billing Agreement between Interlink Communications Partners, LLC d/b/a Charter Communications and Florida Development Associates, Ltd.

111.	Service Distribution Easement and Maintenance Agreement, dated October 10, 2002 between Nautica and Interlink Communications Partners, LLC d/b/a Charter Communications.

112.	Cable Service Bulk Billing Agreement, dated November 20, 2002 between Interlink Communications Partners, LLC d/b/a Charter Communications and Atlantic Bel Aire LC.

113.	Cable Television and Related Services Agreement between The Cosmopolitan Residences on South Beach Condominium Association, Inc. and Interlink Communications Partners, LLC d/b/a Charter Communications.

114.	Installation and Distribution Agreement, dated 2003 between Port Royale Condominium Association, Inc. and Interlink Communications Partners, LLC.

115.	Installation and Distribution Agreement, dated April 26, 2003 between Merco Group at Akoya, Inc. and Interlink Communications Partners, LLC dba Charter Communications.

116.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Beacon Light Behavorial Health Center.

117.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Beacon Light Behavorial Health Center.

118.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Beacon Light Behavorial Health Center.

119.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Beacon Light Behavorial Health Center.

120.	Commercial Service Agreement, dated July 28, 2003 between Charter Communications VI, LLC and Beacon Light Behavorial Health Center.

121.	Commercial Service Agreement, dated August 27, 2003 between Charter Communications VI, LLC and B&T Contractors.

122.	Commercial Service Agreement, dated May 12, 2003 between Charter Communications VI, LLC and Warren Mall.

123.	Fiber Optic Agreement dated September 16, 1999, between Allegheny Communications Connect, Inc. and TWFanch-One Co. Written notice required for assignment.

124.	UltraCom of Dade County Service Agreement dated February 20, 1980, between UltraCom of Date County and North Bay White House Condominium. Written consent is required for assignment.

125.	Charter Communications Agreement dated January 10, 2002 as amended November 8, 2002, between Diocese of Greensburg and Charter Communications. Written consent is required for assignment.

126.	Cable Advertising Affiliation Agreement dated April 1, 2003 and effective as of July 1, 2003 between Charter Communications and Comcast of Greater Florida, Inc. relating to Miami Beach, FL. Commercially reasonable efforts required to give at least 60 days notice to Comcast of any sale of a cable system and cause the buyer of the system to assume and perform Charter’s obligations.

127.	Advertising Purchase and Sale Agreement dated December 29, 2003 between Charter Communications Holding Company, LLC and Comcast Communications of Pennsylvania relating to Uniontown, PA and Kingwood, WV.

128.	Advertising Purchase and Sale Agreement dated December 29, 2003 between Charter Communications VI, LLC and Comcast Advertising Sales Inc. relating to Centerville, MC and Middletown, DE.

129.	Cable Advertising Affiliation Agreement dated December 10, 2003 between Charter Communications and ACC Operations Inc. l/k/a Adelphia Media Services relating to Johnstown, Altoona, Bradford, Clearfield and Warren, PA and Salamanca, New York. Commercially reasonable efforts required to give at least 60 days notice to Comcast of any sale of a cable system and cause the buyer of the system to assume and perform Charter’s obligations.

130.	Advertising Availability Purchase and Sale Agreement dated October 1, 2003 between Charter Communications, Inc. and Target Select LLC for Mifflinburg, PA. Five months prior written notice required.

131.	Retransmission agreement through course of conduct for KDKA in Altoona, Clearfield, Johnstown, Shippenville, and Uniontown, PA.

132.	Retransmission agreement dated December 8, 1993 with KDKA in Kingwood, WV.

133.	Retransmission agreement through course of conduct for WBAL in Chesapeake City, Perryville and Queen Anne’s, MD.

134.	Retransmission agreement dated August 18, 1999 for WBDC in Cumberland, MD.

135.	Retransmission agreement through course of conduct for WBFS in Miami Beach and South Miami, FL.

136.	Retransmission agreement dated October 16, 2002 for WBOC in Queen Anne’s, MD.

137.	Retransmission agreement through course of conduct for WBOY in Davis, Grant Town and Kingwood, WV.

138.	Retransmission agreement dated November 8, 2002 for WBRE in Mifflinburg, PA.

139.	Retransmission agreement through course of conduct for WDCA in Cumberland and Perryville, MD.

140.	Retransmission agreement dated December 16, 2002 for WDTV in Kingwood, WV.

141.	Retransmission agreement through course of conduct for WFOR in Miami Beach and South Miami, FL.

142.	Retransmission agreement dated April 7, 2003 for WFXP in Warren, PA.

143.	Retransmission agreement dated January 1, 1997 for WGAL in Derry and Mifflinburg, PA.

144.	Retransmission agreement through course of conduct for WGRZ in Bradford and Warren, PA and Salamanca, NY.

145.	Retransmission Agreement dated November 19, 2004 for WHAG in Cumberland, MD and Moorefield and Paw Paw, WV.

146.	Retransmission agreement through course of conduct for WHP in Derry, PA.

147.	Retransmission agreement dated December 17, 2002 for WHSV in Moorefield, WV.

148.	Retransmission agreement dated December 17, 2002 for WHTM in Mifflinburg, PA.

149.	Retransmission agreement dated December 6, 2002 for WICU in Bradford, PA.

150.	Retransmission agreement dated November 5, 2002 for WIVB in Warren, PA.

151.	Retransmission agreement dated December 31, 2002 for WJAC in Altoona, Clearfield, Johnstown, and Shippeville, PA and Moorefield, WV.

152.	Retransmission agreement dated March 25, 2003 for WJET in Warren, PA.

153.	Retransmission agreement dated December 23, 2002 for WJLA in Cumberland, MD and Paw Paw, WV.

154.	Retransmission agreement through course of conduct for WJZ in Chesapeake City, Cumberland, Perryville and Queen Anne’s, MD.

155.	Retransmission agreement dated November 1, 2002 for WKBN in Shippenville, PA.

156.	Retransmission agreement dated January 23, 2003 for WKBW in Warren, PA.

157.	Retransmission agreement through course of conduct for WLYH in Derry and Mifflinburg, PA.

158.	Retransmission agreement dated December 30, 2002 for WMAR in Chesapeake City and Queen Anne’s, MD.

159.	Retransmission agreement dated December 20, 2002 for WNEP in Mifflinburg, PA.

160.	Retransmission agreement through course of conduct for WNPA in Shippenville and Uniontown, PA.

161.	Retransmission agreement through course of conduct for WPLG in Miami Beach and South Miami, FL.

162.	Retransmission agreement through course of conduct for WPMT in Derry, PA.

163.	Retransmission agreement through course of conduct for WPVI in Chesapeake City, MD.

164.	Retransmission agreement dated December 31, 2002 for WPXI in Grant Town and Kingwood WV and Shippenville and Uniontown, PA.

165.	Retransmission agreement dated November 5, 2002 for WSEE in Bradford, PA.

166.	Retransmission agreement through course of conduct for WSVN in Miami Beach and South Miami, FL.

167.	Retransmission agreement through course of conduct for WTAE in Altoona, Clearfield, Johnstown, Shippenville and Uniontown, PA and Davis, Grant Town and Kingwood, WV.

168.	Retransmission agreement dated September 25, 2002 for WTAJ in Cumberland, MD and Derry, PA.

169.	Retransmission agreement through course of conduct for WTVJ in Miami Beach and South Miami, FL.

170.	Retransmission agreement through course of conduct for WUSA in Cumberland and Queen Anne’s, MD and Moorefield and Paw Paw, WV.

171.	Retransmission agreement through course of conduct for WUTB in Queen Anne’s, MD.

172.	Retransmission agreement, undated, for WWPX in Cumberland, MD.

173.	Retransmission agreement dated December 6, 2002 for WYTV in Shippenville, PA.